ASSIGNMENT OF COAL RECOVERY AND RECLAMATION AGREEMENT

THIS ASSIGNMENT made as of the___ day of July, 2003.

B E T W E E N:

UCO ENERGY, INC.

(hereinafter called the "Assignor")

OF THE FIRST PART

- and -

UCO ENERGY CORPORTION

(hereinafter called the "the Assignee")

OF THE SECOND PART

- and -

ILLINOIS RESOURCES, INC.

(hereinafter called "IRI")

OF THE THIRD PART

WHEREAS:

(A)   by a Coal Recovery and Reclamation Agreement (the "Original Agreement") dated the ___ day of October, 2002 made between the Assignor and IRI, IRI granted to the Assignor exclusively, all the coal, coal fines and slurry (the "Coal") in, on and within the Premises as described in the Original Agreement and which has the same meaning herein;

(B)   the Assignor is entering into this Assignment to assign the Original Agreement and all of its right, title and benefits therein to the Assignee with the consent of IRI.

NOW THIS ASSIGNMENT OF ORIGINAL AGREEMENT WITNESSETH that in consideration of the sum of ten dollars ($10.00) now paid by each of the parties to the other and other good and valuable consideration (the receipt and sufficiency of which are acknowledged by the parties hereto), the parties hereto covenant and agree as follows:

  The Assignor hereby assigns, transfers and sets over unto the Assignee for its own use absolutely, all right title and interest of the Assignor in the Premises, the Coal and in the Original Agreement including the unexpired residue of the term under the Original Agreement and all benefits to be derived therefrom subject to the observance and performance of the covenants, provisos and conditions of the Assignor contained therein by the Assignee from the date hereof.

  The Assignor covenants with the Assignee that all payments and the covenants, provisos and conditions contained in the Original Agreement on the part of the Assignor have been duly observed and performed up to the date hereof and that the Assignee may enjoy the Premises, the Coal and the benefit of the Original Agreement for the residue of the term without interruption by the Assignor or any person claiming through it subject to the observance and performance of the covenants, provisos and conditions of the Original Agreement by the Assignee from the date hereof.

  The Assignor warrants that the Original Agreement is unamended and the entire agreement between the Assignor and IRI is recorded in the Original Agreement.

  The Assignor has not received any notice of default which has not been remedied to the satisfaction of IRI and is not aware of any existing state of facts which could result in a notice of default being issued by IRI.

  The Assignee covenants with the Assignor and IRI that the Assignee will throughout the remaining term of the Original Agreement, in the manner provided in the Original Agreement, observe and perform the covenants, provisos and conditions on the part of the Assignor therein set forth and will indemnify and save harmless the Assignor from all actions, suits, costs, losses, damages and expenses in respect of such covenants, conditions and agreements.

  The IRI hereby consents to this Assignment and represents and warrants to the Assignee that the Original Agreement is in good standing as of the date hereof without default on the part of IRI nor, to the knowledge of IRI, on the part of Assignor and all covenants, provisos and conditions thereof on the part of the Assignor have, to the best of IRI's knowledge, been duly observed and performed up to the date hereof to the satisfaction of the IRI.

  The parties hereto agree to execute such further assurances in respect of the interests assigned and assumed or intended to be assigned or assumed by this Assignment as may be reasonably required to effect the transactions herein contemplated.

  This Assignment shall be binding upon and enure to the benefit of each of the parties hereto and their respective heirs, representatives, executors, successors and assigns.

IN WITNESS WHEREOF the Assignor hereto has duly executed this Assignment as of the day in here first above-written.

UCO ENERGY, INC.		UCO ENERGY CORPORTION

By:	/s/ Jach Urich II	By:	/s/ Jack Urich II
	JACK URICH II		JACK URICH II

ILLINOIS RESOURCES, INC.

By:	Eddie G. Mc Phersen
EDDIE G. McPHERSEN President